                                                       Exhibit 10.9




                                     LEASE


                            Dated  December 8,  1998
                                 -------------------


                                    between


                                AMBERJACK, LTD.
                                ---------------
                                   "LANDLORD"


                      and  INTEGRATED INFORMATION SYSTEMS
                         --------------------------------
                                    "TENANT"

                                 INDEX TO LEASE

Section                                                          Page

     1. TERM....................................................   1
     2. RENT....................................................   1
     3. CONSUMER PRICE INDEX ESCALATION.........................   2
     4. OPERATING EXPENSES......................................   3
     5. PARKING.................................................   6
     6. SECURITY DEPOSIT........................................   7
     7. REPAIRS.................................................   7
     8. IMPROVEMENTS AND ALTERATIONS............................   7
     9. LIENS...................................................   8
    10. USE OF PREMISES.........................................   9
    11. LANDLORD SERVICES.......................................   9
    12. RULES AND REGULATIONS...................................   9
    13. TAXES...................................................  10
    14. SUBSTITUTED PREMISES....................................  10
    15. UNTENANTABILITY.........................................  10
    16. EMINENT DOMAIN..........................................  11
    17. ASSIGNMENT AND SUBLEASE.................................  11
    18. ACCESS..................................................  11
    19. SUBORDINATION AND ATTORNMENT............................  12
    20. SALE....................................................  13
    21. INDEMNIFICATION OF LANDLORD.............................  13
    22. TENANT'S INSURANCE, WAIVER OF SUBROGATION...............  14
    23. ATTORNEY'S FEES.........................................  14
    24. WAIVER..................................................  15
    25. NOTICES.................................................  15
    26. INSOLVENCY OR BANKRUPTCY................................  15
    27. DEFAULT.................................................  16
    28. INTEREST ON TENANT'S OBLIGATIONS AND LATE CHARGES.......  16
    29. HOLDING OVER............................................  17
    30. TIME....................................................  17
    31. BROKERS.................................................  17
    32. RECORDATION.............................................  17
    33. BUILDING NAME...........................................  17
    34. SIGNS...................................................  18
    35. CHOICE OF LAW...........................................  18
    36. ESTOPPEL CERTIFICATE OF THREE-PARTY AGREEMENT...........  18
    37. ADDITIONAL CONSTRUCTION.................................  18
    38. DEFINED TERMS AND MARGINAL HEADINGS.....................  18
    39. TENANT'S RESPONSIBILITY REGARDING HAZARDOUS SUBSTANCES.. 19 EXHIBIT "A" - DESCRIPTION OF LEASED PREMISES
          EXHIBIT "B" - TELECOMMUNICATIONS REQUIREMENTS
          EXHIBIT "C" - STANDARDS FOR UTILITIES AND SERVICES
          EXHIBIT "D" - RULES AND REGULATIONS
          EXHIBIT "E" - SPACE PLAN; INTERIOR IMPROVEMENT
                        SPECIFICATIONS
          EXHIBIT "F" - CLEANING SPECIFICATIONS

     THIS LEASE made this ________ day of _____________________, 19____, between AmberJack, Ltd. (hereinafter called "Landlord"), and Integrated Information Systems (hereinafter called "Tenant").

     For and in consideration of the rents, covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby agrees to lease from Landlord those certain premises (the "Leased Premises"), commonly described as Suites No. 130/190 and more particularly shown on Exhibit "A" to this Lease, in that certain Building located at 1501 W. Fountainhead Parkway (the "Building") located in the City of Tempe, County of Maricopa, and State of Arizona. Said leasing is upon and subject to the terms, covenants and conditions set forth in this Lease and Tenant and Landlord covenant, as a material part of the consideration for this Lease, to keep and perform each and all of their respective terms, covenants and conditions and each further agrees that this Lease is made upon the condition of such performance.

     1.   TERM

          (a) The term of this Lease shall be 48 months (unless sooner terminated as herein provided), which is estimated by Landlord to commence on the 1st day of July, 1999 (the "Commencement Date").

          (b) If the Landlord is unable to deliver possession of the Leased Premises within 90 days of the estimated Commencement Date, this Lease shall be voidable, at Tenant's option in no event shall Tenant be liable for any rent until such time as Landlord can and does offer to deliver possession of the Leased Premises to Tenant. The date upon which Landlord can and does offer to deliver possession of the Leased Premises to Tenant shall be the Commencement Date of this Lease. If the offer to deliver possession occurs on other than the first day of a calendar month, rental for the remainder of that month shall be paid by Tenant on a pro rata basis.

     2.   RENT

          Tenant agrees to pay as base rental the sum of See Addendum ($_______) per month for each and every month of this Lease (the "Base Monthly Rent"), subject to adjustment, as provided in paragraphs 3 and 4, hereof, payable in advance on the first day of each month without offset



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commencing with the Commencement Date of this Lease. The Base Monthly Rent has been calculated on the basis of 20,391 square feet of rentable area of the Leased Premises, determined in accordance with "American National Standard ANSI Z65.1-1980: Standard Method for Measuring Floor Area in Office Buildings" published by Building Owners and Managers Association International (the "Standard").



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     4. OPERATING EXPENSES

          (a) If the annual Operating Expenses of the Building exceed the Base Operating Expenses, Tenant shall pay, in addition to the Base Monthly Rent, Tenant's proportionate share of the Operating Expenses of the Building in excess of the Base Operating Expenses based on Tenant's Percentage.

          (b) As used in this Section, the following defined terms shall have the following meanings unless the context otherwise requires:

               (i) "Base Operating Expenses" shall mean total "Operating Expenses" for calendar year 1999 per square foot for all rentable area of the Building, the parking structure serving the Building and the land.

               (ii) "Operating Expenses" means, in any fiscal period designated by the Landlord, all costs and expenses incurred by or on behalf of the Landlord for the operation, administration, protection, security, cleaning, repair and maintenance of the Building and the parking lot structure serving the Building (the "Parking Garage") and the Land, and which shall include without limitation, the following:

                    (A) the salary and wages (including cost of uniforms and
               worker's compensation and unemployment insurance, vacation pay, pension and retirement benefits, health care, and other fringe benefits, whether statutory or otherwise) of all employees of the Landlord directly employed in the operation, maintenance, repair and administration of the Building, the Parking Garage, and the Land, including the security and reception employees and other


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          nonadministrative personnel;

                    (B) the cost of goods, services, equipment and supplies used or incurred directly in the operation, maintenance, replacement, repair and administration of the Building and/or the Parking Garage, including the heating, ventilating and air conditioning costs, costs of providing hot and cold water, electrical or any other energy supplies to the Building and/or the Parking Garage, elevator and escalator maintenance and operation, and service contracts;

                    (C) all taxes, duties, and general or special assessments that may be levied, charged, or assessed against the Building, the Parking Garage or the Land and all property owner's association dues, fees, assessments or other charges;

                    (D) all charges for public services and utilities, including water, natural gas, sewer, electrical power, steam, hot water, or any energy supplied or used in the Building, the Parking Garage, or on the Land and for all work or services performed by any utility company or commission in connection with such utilities;

                    (E) the expense for gardening, landscaping, repainting, rental of signs and equipment, lighting, sanitary control and garbage removal, curbing and fencing maintenance, the cost of decorating and furnishing any common areas, and glass maintenance and window cleaning;

                    (F) the cost of the Landlord's insurance in types and amounts as may reasonably be carried by a prudent owner, or as required by any lender of Landlord;

                    (G) cost of each "Major Expenditure" (as hereinafter defined) as amortized over the period of the Landlord's reasonable estimate of the economic life of the Major Expenditure, but not to exceed fifteen (15) years, using equal monthly installments of principal and interest at


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          the rate announced by First Interstate Bank as its prime rate at the time of expenditure, plus one-half percent (1/2%), where "Major Expenditure" shall mean any single expenditure incurred during or subsequent to the fiscal period in which the Lease commences for modifications or additions to the Building and/or the Parking Garage if one of the principal purposes of such modification or addition was to reduce energy consumption or operating expenses, or was required by governmental law or regulations; and

                    (H) an administrative or property management fee for the property management services desired from the Building. If Landlord provides its own property management services, the property management fee shall not exceed three percent (3%) of the gross collected rents. The salaries and wages of those persons referred to in subparagraph 4
          (b)(ii)(A) are not deemed to be part of the property management services for purposes of the limitation contained in this subparagraph.

               PROVIDED, HOWEVER, that for the purposes of determining Base Operating Expenses if the Building is less that ninety five percent (95%) occupied during the whole calendar year 1999, "Base Operating Expenses" shall mean the amount obtained by adjusting the actual Operating Expenses for calendar year 1999 as if the Building had been ninety five percent (95%) occupied during the whole of calendar year 1999, such adjustment to be made by the Landlord in good faith by adding to the actual Operating Expenses during such fiscal period such additional costs as would have been incurred if the Building had been ninety five percent (95%) occupied.

               (iii) "Tenant's Percentage" means the percentage determined by converting a fraction, the numerator of which is the rentable area of the Leased Premises as finally determined by the Architect pursuant to Section 2 and the denominator of which is the aggregate of the rentable area, determined in accordance with the Standard, of all leased premises from time to time existing in the Building, whether actually rented or not, inclusive of the Leased Premises. For purposes of this Lease, the percentage is agreed to be twelve point six two percent (12.62%).

          (c) Landlord shall by each December 15 during the term of this Lease deliver to Tenant a statement of the estimated Operating Expenses for the calendar year immediately following the date of such statement. Landlord's failure to delivery to Tenant





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

such statement by such date, however, shall not preclude Landlord's recovery of Operating Expenses. On the later of the execution of this Lease or thirty (30) days prior to the Commencement Date, Landlord shall also give Tenant an estimate of the annual Operating Expenses from the Commencement Date through December 31 of the calendar year in which the term of this Lease is estimated to commence. If the estimated Operating Expenses are projected to exceed the Base Operating Expenses, Tenant shall pay to Landlord with each payment of the Base Monthly Rent, as additional rent hereunder, and amount equal to one-twelfth (1/12) of the product of the estimated Operating Expenses for such calendar year (less the Base Operating Expenses) multiplied by Tenant's Percentage.

          (d) Landlord shall by April 30 of each year during the term of this Lease deliver to Tenant a statement of the actual Operating Expenses for the preceding calendar year, but Landlord's failure to deliver such statement by such date shall not preclude Landlord's recovery of Operating Expenses. If the actual Operating Expenses for such calendar year shall exceed the Base Operating Expenses for such calendar year, Tenant shall, within thirty (30) days following the delivery of such statement, pay to Landlord an amount equal to the product of the actual Operating Expenses (less the Base Operating Expenses) multiplied by Tenant's Percentage; provided, however, payments by Tenant, if any, of estimated Operating Expenses pursuant to this Section 4 shall be credited against the amount due. The actual Operating Expenses shall be prorated, if applicable, in the case of the first and last years of the term of the Lease. If the actual Operating Expenses for such calendar year are greater than the Base Operating Expenses but are less than the estimated Operating Expenses for such calendar year collected by Landlord pursuant to this Section 4, then Tenant shall receive a credit against future monthly payments of estimated Operating Expenses payable by Tenant in an amount equal to the product of the excess of estimated Operating Expenses over actual Operating Expenses multiplied by Tenant's Percentage.

          (e) Notwithstanding anything to the contrary contained herein, the amount of rent payable under this Lease shall never be less than the Base Monthly Rent.

          5. PARKING

          (a) Tenant shall at all times during the term of this Lease, have 56 covered reserved spaces and up to 29 uncovered unreserved spaces. The parking rental for the covered reserved

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spaces shall be no charge. Landlord will provide reasonable means of identifying and controlling vehicles authorized to be parked in the reserved and unreserved areas of the Parking Garage. Landlord may make, modify and enforce rules and regulations.

      6. SECURITY DEPOSIT

      Tenant shall pay Landlord at the commencement of construction of interior improvements the sum of thirty three thousand nine hundred eighty five & no/100 ($33,985.00) as security for the full and faithful performance and observance by Tenant of all the covenants and conditions on Tenant's part to be performed and observed in this Lease as well as in all extensions and renewals hereof. Such deposit shall be returned to Tenant at the termination of this Lease if Tenant has discharged its obligations to Landlord in full. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest thereon. In the event of any default by Tenant, Landlord may apply or retain all or any part of such security deposit to cure any default or to reimburse Landlord for any sum Landlord may spend by reason of default. In the event of such a default the Landlord's election to utilize all or any part of said security deposit, Tenant shall, upon written notice from Landlord, forthwith deposit with Landlord such sum as is necessary to replenish said security deposit to the amount specified above.

      7. REPAIRS

      (a) Landlord shall maintain in good sanitary and neat condition the structural parts of the Building, including the foundations, bearing and exterior walls, subflooring and roof, and exterior doors, windows, corridors, and other common areas and shall keep all Building equipment such as elevators, plumbing, heating, air conditioning and similar equipment in good condition and repair.

      (b) By taking possession of the Leased Premises, Tenant accepts the







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
Leased Premises as being in the condition in which Landlord is obligated to deliver them, and as being in good and sanitary order, condition and repair. Tenant agrees that it will (i) make all repairs to the Leased Premises not required to be made by the Landlord, (ii) pay for any repairs to the Leased Premises or the Building containing the Leased Premises made necessary by any negligence or carelessness of Tenant or its employees or persons permitted in the Building by Tenant, and (iii) maintain the Leased Premises in a safe, clean, neat and sanitary condition.


      8. IMPROVEMENTS AND ALTERATIONS

      (a) See Addendum


      (b)



      (c) The Tenant shall not make any alterations, improvements or additions to the Premises without the Landlord's advance written consent* in each and every instance. In the event Tenant desires to make any alterations, improvements or additions, Tenant shall first submit to Landlord plans and specifications therefor. Landlord shall have the option of either hiring a contractor to perform the work or approving in advance the contractor Tenant proposes to hire. If Landlord elects to hire the contractor, Landlord shall:
(i) obtain a bid from a contractor selected by Landlord to perform the work specified in the plans and specifications; (ii) present the contractor's bid or contract price to Tenant for Tenant's approval, which is deemed accepted if not rejected in writing within seven (7) days; and (iii) require Tenant to supply a deposit covering all or part of the contractor's bid or contract price. If Landlord elects to approve the contractor selected by Tenant, Tenant shall: (i) obtain the contractor's written agreement to not deviate from the plans and specifications without Landlord's written consent; and (ii) obtain mechanic's lien waivers from the contractor and all subcontractors and material men in advance of any work being performed or materials supplied. All alterations, improvements or additions shall become Landlord's property
*which consent shall not be unreasonably withheld


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
and shall remain upon the premises at the termination of this Lease without compensation to Tenant; See Addendum

     9. LIENS

        Tenant shall keep the Leased Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days after receiving notice of the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including without limitation costs of suit and attorney's fees shall be considered additional rent and shall be payable by Tenant on demand with interest at the rate of ten percent (10%) per annum.

     10. USE OF PREMISES

        The Leased Premises are to be used for the purpose of Business and sales offices of Integrated Information Systems. Tenant agrees that it will use the Leased Premises in such manner as not to injure, annoy, interfere with or infringe on the rights of other tenants in the Building or use or allow the premises to be used for any unlawful purpose. Tenant agrees to comply with all applicable laws, ordinances and regulations now or hereafter in force in connection with its use of the Leased Premises. Tenant shall not commit nor suffer the commission of any waste, overload any floor beneath the Leased Premises beyond the load limit established by Landlord, or knowingly permit any explosives to enter the Building. Tenant shall not do or permit anything to be done on or about the Leased Premises or bring or keep anything therein which will in any way increase the fire insurance premium or other insurance premium upon The Building.

     11. LANDLORD SERVICES

        Landlord agrees to furnish to the Leased Premises, subject to the rules and regulations of the standards for Utilities and Services attached hereto as Exhibit "C" and by this reference made a part hereof, water,


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electricity, heating, and air conditioning suitable for the intended use and occupation of the Leased Premises, janitorial service, and elevator service. Tenant agrees to abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the heating ventilating, and air conditioning system. Landlord shall have no liability, provided that such failure does not exceed five (5) days, and tenant shall not be entitled to any abatement or reduction of rental, by reason of Landlord's failure to furnish any services when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disturbances or labor disputes, or by any other cause, similar or dissimilar beyond the reasonable control of Landlord.

     12. RULES AND REGULATIONS

        Tenant agrees to abide by all reasonable rules and regulations of this Building imposed by Landlord, a copy of which are attached hereto as Exhibit "D" and by this reference made a part hereof. These regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Leased Premises and the Building, and as may be necessary for the proper enjoyment of the Building by all tenants and their clients, customers and employees. The rules and regulations may be changed by the Landlord from time to time, and shall become effective after reasonable notice to Tenant. Failure of Tenant to comply with the Building Rules and Regulations shall constitute a default under this Lease.

     13. TAXES

        Tenant shall, in addition to and at the same time as the payment of the Base Monthly Rent under this Lease, pay to Landlord the amount of any rental, excise, sales, or transaction privilege tax (but exception Landlord's income tax) now or hereafter imposed by any taxing authority upon Landlord or upon Landlord's receipt of the Base Monthly Rent and any other amounts payable by Tenant pursuant to the terms of this Lease.


                                      -10-
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     15.  UNTENANTABILITY

        If the Premises are made untenantable in whole or in part by fire or other casualty, the Rent, until repairs shall be made or the Lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by the Tenant, if, but only if, such fire or other casualty was not caused by the fault or negligence of the Tenant, its contractors, agents, or employees. If such damage shall be so extensive that the Premises cannot be restored to tenantability by the Landlord within a period of sixty (60) days, either party shall have the right to cancel this Lease by notice to the other given at any time within sixty (60) days after the date of such damage; except that if such fire or casualty resulted from the Tenant's fault or negligence, the Tenant shall have no right to cancel. If a portion of the Building other than the Premises shall be so damaged that in the opinion of the Landlord the Building should be restored in such a way as to alter the Premises materially, the Landlord may cancel this Lease by notice to the Tenant given at any time within sixty (60) days after the date of such damage. If more than twenty-five percent (25%) of the Building is made untenantable by fire or other casualty (regardless of whether the Premises are untenantable), Landlord may terminate this Lease by written notice to Tenant within one hundred twenty (120) days after the date of such casualty. In the event of giving effective notice pursuant to this Section, this Lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinafter set for the expiration of the term of this Lease. In the event neither Landlord nor Tenant cancels the Lease, within sixty (60) days and Landlord wishes to effect such restoration, the Landlord shall, promptly after adjustment of any relevant insurance claims, commence such restoration at Landlord's expense.

     16. EMINENT DOMAIN

        In the event the Building, the Land on which it is located, or any Portion of the Leased Premises is taken under eminent domain proceeding, Tenant shall have no right, title or interest to any award for such taking, except for fixtures and improvements installed by Tenant, if any.

     17. ASSIGNMENT AND SUBLEASE

        Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease, or sublet the premises or any part thereof, without the prior written consent of Landlord in each instance.

Landlord's consent shall not be withheld, provided the propose assignee or sublessee is reasonably satisfactory to Landlord as to credit and character and will occupy the premises for office purposes consistent with Article 10 of this Lease and Landlord's commitments to other tenants. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 17 shall be voidable and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder, whether or not then accrued. The Landlord reserves the right, should the Tenant request such assignment or subletting, to release the Tenant from the terms and provisions of this Lease and the Landlord shall have thirty (30) days to make such determination. Should the Landlord exercise this right, then the Lease shall terminate as of the date notice is given to Tenant.

     Requests for sublease or assignment shall be accompanied by a minimum service fee of $150 and Tenant agrees to reimburse Landlord for all legal fees reasonably incurred and other expenses incurred by Landlord in connection with the request.* Tenant shall make no profit on a sublease or assignment of this Lease and any increase in rent, bonus or other fee charged or received, which is higher than, or in addition to, the rent, and fees due under this Lease shall be paid to Landlord.

* provided that such fees and expenses shall not exceed $2,500.00

     18. ACCESS

        Landlord and its agents shall have the right to enter the premises at all reasonable times and provided that such entry does not unreasonably interfere with Tenant's business for the purpose of examining or inspecting the same, showing the same to prospective purchasers or tenants of the Building, and as necessary to perform their obligations under this Lease. Landlord may erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Leased Premises where reasonably required by the character of the work performed, provided that the business of Tenant shall not be unreasonably interfered with. If Tenant shall not personally be present to open and permit an entry into the Leased Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or, in emergencies, may enter forcibly, without liability to Tenant.


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
     19.  SUBORDINATION AND ATTORNMENT

          (a) This Lease is junior, subject and subordinate to all ground leases, mortgages, deeds of trust and other security instruments of any kind now covering the Land, the Building, the Parking Garage and/or the Leased Premises or any portion thereof or interest therein. Landlord reserves the right to place liens or encumbrances on the Land, the Building, the Parking Garage and/or the Leased Premises or any part thereof or interests therein superior in lien and effect to this Lease. This Lease, at the option of the Landlord, shall be subject and subordinate to any and all such liens or encumbrances now or hereafter imposed by Landlord without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease as may be requested by Landlord.

          (b) In the event of the enforcement by any mortgage, trustee, or beneficiary under any mortgage, deed of trust or other security instrument of the remedies provided for by law or by such mortgage, deed of trust or other security instrument, Tenant will, if requested by such mortgagee, trustee, or beneficiary or by any person succeeding to the interest of Landlord as the result of said enforcement, automatically become the tenant of any such successor in interest, without any change in the terms or other provisions of this Lease. Upon request by said successor in interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment. Nothing herein shall be construed as a subordination of, or agreement to subordinate, the lien and charge of any mortgage, deed or trust or other security instrument to the rights or leasehold estates of the Tenant under this Lease.

     20.  SALE

          This lease shall not be affected by any sale or conveyance by Landlord of the Building containing the Leased Premises,

     27.  DEFAULT

          (a) In the event Tenant fails to pay any rental due hereunder or fails to keep and perform any of the other material terms or conditions hereof, or otherwise breaches this Lease or defaults hereunder, time being of the essence, or in the event of the taking by execution or judgment or other process of law of all or any part of the Tenant's interest in this Lease, then ten (10) days after receipt of written notice of default from Landlord, Landlord may, if such default has not been corrected, resort to any and all legal remedies or combination of remedies which Landlord may desire to assert including, but not limited to one or more of the following: (1) lock the doors of the Leased Premises and exclude Tenant therefrom; (3) enter the Leased Premises and remove all persons and property therefrom; (4) declare this Lease at an end and terminated; (5) sue for the rent due and to become due under this Lease; (6) sue for any damages sustained by Landlord; and (7) continue this Lease in effect and relet the Leased Premises on such terms and conditions as Landlord may deem advisable with Tenant remaining liable for the Base Monthly Rent and other sums due hereunder plus the reasonable cost of obtaining possession of the Leased Premises and of any repairs and alterations necessary to prepare the Leased Premises for reletting, and the cost of reletting. No action of Landlord shall be construed as an election to terminate this Lease unless written notice of such intention be given to Tenant.

          (b) If Landlord shall default in performing its obligations under this Lease, Tenant shall give Landlord written notice of the deficiency, and Landlord shall have ten (10) days after receipt of such notice to correct the same, and if not corrected within ten (10) days, Tenant may terminate this Lease or take such other legal steps to which it may be entitled.

     28.  INTEREST ON TENANT'S OBLIGATIONS AND LATE CHARGES

          (a) Any amount due from Tenant to Landlord which is not paid when due shall bear interest of ten percent (10%) per annum until paid, but the payment of such interest shall not excuse nor cure the default.

          (b) Tenant acknowledges that late payment of the Base Monthly Rent or any other sum required by this Lease to be paid by Tenant to Landlord will cause

     33.  BUILDING NAME

          Tenant shall not use the name of the Building or the development in which the Building is situated for any purpose other than the address of the business to be conducted by Tenant in the Leased Premises.

     34.  SIGNS

          Landlord shall have the sole and absolute discretion over all matters relating to on-premise signs relating to the Building and other Tenant identification signs and facilities which are intended to be seen by the public from roads, sidewalks, pedestrian areas and adjoining structures in the vicinity of the Building.

     35.  CHOICE OF LAW

          This Lease shall be governed by the Laws of the State of Arizona.

     36.  ESTOPPEL CERTIFICATE OR THREE-PARTY AGREEMENT

          At Landlord's request, Tenant will in addition to any other statements or certificates required to be executed by Tenant, execute and deliver an estoppel certificate and/or three-party agreement among Landlord, Tenant and any third party dealing with Landlord certifying as to such facts (if true) and agreeing to such notice provisions and other matters such third party may reasonably require in connection with the business dealings of Landlord and such third party.

     37.  ADDITIONAL CONSTRUCTION

          Tenant acknowledges that buildings other than the Building may be constructed within the project of which the Building is a part, and, in connection with such construction, Tenant shall permit Landlord and/or any owner of the land upon which such additional buildings are being constructed, to enter the Leased Premises to erect scaffolding and/or protective barriers around the leased Premises (but not so as to preclude entry thereto) and to do any act or thing necessary for the safety or preservation of the Building. Landlord shall not be liable in any such case for any inconvenience, disturbance, loss of business or any other annoyance arising from any such construction, but Landlord shall use its best efforts to see that Landlord or any adjoining owner will conduct such construction as consistently as possible with accepted construction practices, so as to minimize inconvenience, annoyance and disturbance to Tenant.

     38.  DEFINED TERMS AND MARGINAL HEADINGS

          The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     39.  TENANT'S RESPONSIBILITY REGARDING HAZARDOUS SUBSTANCES

          (a) Hazardous Substances. The term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

          (b) Tenant's Restrictions. Tenant shall not cause or permit to occur:

               (i) Any violation of any federal, state or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or

               (ii) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under or about the Premises, or the transportation to or from the Premises of any Hazardous Substance, except as specifically disclosed this Lease.

          (c) Environmental Clean-Up

               (i) Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws").

               (ii) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

               (iii) Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such clean-up plans.

          (iv) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Owner. If Tenant fails to fulfill any duty imposed under this Paragraph (c) within reasonable time, Owner may do so; and in such case, Tenant shall cooperate with Owner in order to prepare all documents Owner deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, The Tenant shall execute all documents promptly upon Owner's request. No such action by Owner and no attempt made by Owner to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Paragraph (c).

          (v) Tenant's obligations and liabilities under this Paragraph (c) shall survive the expiration of this Lease.

     (d) Tenant's Indemnity.

          (i) Tenant shall indemnify, defend, and hold harmless Owner, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances which arises at any time from Tenant's use or occupancy of the Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws.

          (ii) Tenant's obligations and liabilities under this Paragraph (d) shall survive the expiration of this Lease.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

Tenant:                                 Landlord:

 Integrated Information Systems         Interwestern Management Corp.
--------------------------------          Managers for AmberJack, Ltd.


By   /s/ Jim Garvey                     By   /s/ Illegible
     ---------------------------             ---------------------------

Its  President                          Its  C.E.O.
     ---------------------------             ---------------------------

By                                      By   /s/ Illegible
     ---------------------------             ---------------------------

Its                                     Its  PRESIDENT
     ---------------------------             ---------------------------

                                 LEASE ADDENDUM

     This Addendum is attached to and forms part of the Lease between AmberJack, Ltd., Landlord, and Integrated Information Systems, Tenant, for the Premises located at 1501 W. Fountainhead Parkway, Suites 130 and 190, Tempe, Az 85282.

     In the event of a conflict between the terms of the Lease and the terms of the Addendum, the terms of the Addendum shall prevail.

2.   Rent

     Insert:

     EFFECTIVE JULY 1, 1999, OR UPON COMMENCEMENT DATE OF THE LEASE; thirty three thousand nine hundred eighty five and no/100 dollars ($33,985.00).

     EFFECTIVE JANUARY 1, 2000, OR AT THE BEGINNING OF THE 13TH MONTH AFTER THE COMMENCEMENT DATE OF THE LEASE; thirty nine thousand eighty two and 75/100 dollars ($39,082.75).

     EFFECTIVE JANUARY 1, 2002, OR AT THE BEGINNING OF THE 31ST MONTH AFTER THE COMMENCEMENT DATE OF THE LEASE; forty thousand seven hundred eighty two and no/100 dollars ($40,782.00).

4.   Operating Expenses

     Section 4(b)(ii)(I) Operating Expense Items A, and E are subject to a maximum year to year increase of six percent (6%).

7.   Improvements and Alterations

     (a) Landlord shall provide and perform interior improvements per Tenant approved space plan, and in accordance with Building Standard Interior Improvements Specifications (attached as Exhibit "E").

     Landlord's maximum contribution to the construction of interior improvements shall be ten and no/100 ($10.00) per rentable square foot.

     All costs of construction, including architectural and engineering fees, (excluding space planning costs) City of Tempe plan check and building permit fees, telephone and data cabling, and construction sales tax shall be paid out of this Landlord construction fund.

     Landlord will allow Tenant to utilize a maximum of $2.00 per rentable square foot for costs associated with cabling and furniture relocation.

     All construction costs in excess of the Landlord's maximum contribution shall be paid by the Tenant prior to the commencement of the Lease.

     None of the Landlord's construction funds shall be used for furnishings, artwork, trade fixtures, freestanding appliances, or any type of personal property.

     Unused construction funds, if any, shall be applied to Tenant's base monthly rent obligation.

     Tenant and Landlord shall competitively bid the tenant improvements to the following named general contractors, and also agree that participating contractors, subcontractors, and suppliers will be qualified and insured to Landlord's satisfaction. Jokake Construction and Wespac Construction will bid on the tenant improvements. Landlord will enter into a contract with the successful contractor to complete the tenant improvements.

34.  Signs

     Landlord shall install Tenant's company name on the north face of the Building fascia. The signage shall be per the Landlord's discretion as to type, style, color, size, and location.

     All installation and repair of this signage shall be at Tenant's sole cost and expense.

     Landlord shall, at Landlord's expense, maintain a Building directory, and shall furnish Tenant with space on the directory for the identification of the Tenant. Tenant shall also be permitted to maintain a sign over its reception desk within the Leased Premises.

40.  Lease Term Extension

     Provided Tenant is not in default under the terms and conditions of the Lease, Tenant may negotiate an extension of the Lease for five (5) additional years. The rental rate and other material terms and conditions are subject to renegotiations under the then prevailing market.

     Tenant shall notify Landlord in writing, not more than six (6) months nor less than four (4) months prior to the lease expiration of its desire to extend the Lease.

     If Landlord and Tenant are unable to agree on the final lease extension rental rate, or other material terms and conditions of the lease extension, then the Lease shall terminate as scheduled, and Tenant shall have no further rights to the Leased Premises.

41.  Right of First Refusal

     Provided Tenant is not in default under the terms of the Lease, Tenant shall have a right of first refusal ("Refusal Option") to lease any space on first floor of the Building which becomes available during the initial lease term. Upon receipt in writing by Landlord of a bona fide offer from a third party tenant (the "Third Party Offer") on the Refusal Space, Tenant shall have five (5) business days in which to notify Landlord, in writing, of its election to lease the Refusal Space at the same terms and conditions as those contained within the Third Party Offer.

     Tenant's failure to notify Landlord within the above described time frame will be deemed to be a waiver of this right of first refusal.

42.  Notification of Space Availability

     Landlord shall notify Tenant when the decision to construct Fountainhead Phase IV Building A has been made, and Landlord shall notify Tenant when other alike space becomes available in Fountainhead Corporate Park.

43.  Right to Examine

     At any time during the Term and within nine (9) months after the expiration of the Term, upon five (5) days prior written notice and during normal business hours at Landlord's office or such other place as Landlord shall reasonably designate, Tenant shall be entitled to inspect and examine those books and records of Landlord relating to the determination of any item of Additional Rent paid in any calendar year of the Term. If Landlord and Tenant agree that the examination discloses that an item of Additional Rent billed to Tenant was incorrect the appropriate party shall pay the other party the deficiency or overpayment, as applicable. All costs and expenses of the examination shall be paid for by the Tenant.

44. Telecommunications Link

     The Landlord understands that IIS needs telecommunications services between their existing suite at 1560 W. Fountainhead Parkway and their suite located at 1501 W. Fountainhead Parkway. In order to accommodate this need the Landlord shall allow for the construction of new telecommunications facilities (i.e. underground cabling and equipment in tenant's telecommunication rooms), between 1560 W. Fountainhead Parkway and their suite at 1501 W. Fountainhead Parkway. The cost for the above construction shall be paid by the approved telecommunications vendor or IIS. The landlord shall not be responsible for any installation costs.

     In the event that the Landlord's telecommunications vendor is unable to fulfill IIS's need for telecommunications services between the two buildings the Landlord shall allow the tenant's vendor to utilize existing conduit and to perform necessary construction between the buildings in order to allow IIS to install the telecommunications facilities. The cost for the above construction shall be paid by IIS.

     All vendors and all proposed construction must be approved by the Landlord prior to the start of any construction.

     It is understood and agreed to that the Landlord is making no representations or warranties regarding the condition of the existing underground conduit(s) or that the same are suitable for the Tenant's desired or intended use.

     It is further understood and agreed to that, except for the gross negligence or willful misconduct of the Landlord or its agents or employees, the Landlord shall not be responsible or liable to the Tenant for the care, maintenance, or upkeep of the system, nor shall Landlord be held responsible or liable for any damage to the system, wear and tear of the system, or any failure of the system.

 TENANT                                  LANDLORD

Integrated Information Systems           Marathon Management & Development, LLC
                                         Managers for AmberJack, Ltd.

By: /s/ Jim Garvey                       By: /s/ Illegible
    -------------------                      --------------------
Its: President                           Its: President
     ------------------                      --------------------
Date: 10/21/98                           Date: Dec. 8, 1998
      -----------------                        ------------------